UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2016
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 1 - Registrant’s Business and Operations
Item 1.01 - Entry into a Material Definitive Agreement.
In connection with its previously announced completion of the acquisition of the remaining 50% of Pelikan Artline Pty Limited (the “Pelikan JV”), effective May 1, 2016, ACCO Brands Corporation (the “Company”) entered into a Second Amendment and Additional Borrower Consent (the “Second Amendment”), among the Company, certain guarantor subsidiaries of the Company, Bank of America, N.A., as administrative agent (the “Agent”), and the other lenders party thereto, which amends the Company’s existing Second Amended and Restated Credit Agreement, dated as of April 28, 2015, as amended, among the Company, certain subsidiaries of the Company, the lenders party thereto and the Agent. Among other things, the Second Amendment amends the Second Amended and Restated Credit Agreement (as amended by the Second Amendment, the “Credit Agreement”) to include ACCO Brands Australia Holding Pty. Ltd. (“ACCO Australia”) as a foreign borrower and, together with a related incremental joinder agreement, facilitates borrowings under the Credit Agreement by ACCO Australia.
The acquisition of the remaining 50% of Pelikan JV was financed through a borrowing of AU$100 million (approximately US$76 million) by ACCO Australia in the form of an incremental Term A loan under the Credit Agreement along with borrowings under the Company’s existing revolving facility under the Credit Agreement.
The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, which is attached as Exhibit 10.1 and incorporated by reference herein.
Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Please refer to the discussion under Item 1.01 above, which is incorporated under this Item 2.03 by reference.
Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits.
(d)    Exhibits

10.1
Second Amendment and Additional Borrower Consent, dated as of May 1, 2016, among the Company, certain guarantor subsidiaries of the Company, Bank of America, N.A., as administrative agent and the other lenders party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	May 2, 2016	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit
Number        Description of Exhibit

10.1
Second Amendment and Additional Borrower Consent, dated as of May 1, 2016, among the Company, certain guarantor subsidiaries of the Company, Bank of America, N.A., as administrative agent and the other lenders party thereto.